UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 8, 2007
Vector Group Ltd.

(Exact name of Registrant as specified in its charter)

Delaware	1-5759	65-0949535

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 S.E. Second Street, Miami, Florida	33131

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(305) 579-8000
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On August 8, 2007, Vector Group Ltd. issued a press release, attached hereto as Exhibit 99.1, announcing that it is offering $150 million aggregate principal amount of Senior Secured Notes due 2015 to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended, other institutional accredited investors, and to non-U.S. persons in accordance with Regulation S under the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
     The following Exhibits are filed herewith:
     Exhibit 99.1 Press release dated August 8, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2007	VECTOR GROUP LTD.
	By:	/s/ J. Bryant Kirkland III
		Name:	J. Bryant Kirkland III
		Title:	Vice President and Chief Financial Officer

3